================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 28, 1998


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1998-C
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       CALIFORNIA                    333-46893-01              95-4438859
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission            (I.R.S. employer
of incorporation)                    file number)          identification no.)


  350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                        90071
----------------------------------------                             ----------
(Address of principal executive offices)                             (ZIP Code)

                                 (213) 210-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events

     Aames Capital Corporation (the "Transferor") registered up to $2,000,000,000 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-46893-01) (the "Registration Statement"). Pursuant to the Registration Statement, the Transferor filed a Prospectus Supplement and a Prospectus, each dated September 18, 1998 (together, the "Prospectus"), relating to $650,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-C (the "Certificates"), issued by Aames Mortgage Trust 1998-C (the "Trust") on September 25, 1998 (the "Closing Date"). The Certificates consist of the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-1A and Class A-2A Certificates (collectively, the "Offered Certificates"), Class R Certificates and Class C Certificates (the Class R Certificates and the Class C Certificates, collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

     The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement") between the Transferor, as sponsor and servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans") and (ii) funds on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $65,350,765.98 (the "Prefunding Account Deposit") was deposited in the Prefunding Account in the name of the Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans" and, collectively with the Initial Mortgage Loans, the "Mortgage Loans") on or before October 15, 1998.

     On September 28, 1998, the Trustee, on behalf of the Trust, and the Transferor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $47,000,197.52 and $18,350,023.10 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group and Adjustable Rate Group, respectively, for a purchase price equal to such balance.

     The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the Cut-off Date. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A, which follows, contains a description of the final Mortgage Pool.

     Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-46893-01.

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL


     The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date and with respect to the Subsequent Mortgage Loans as of September 25, 1998 (the "Subsequent Cut-off Date"). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 8,463 Mortgage Loans and has an aggregate principal balance of $649,999,454.64.


FIXED RATE GROUP

     The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $389,999,954.58. Approximately 91.38%, 5.63% and 2.93% of the related Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.52% of the Mortgage Loans in the Fixed Rate Group (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single ZIP code. Approximately 18.86% and 12.08% of the Mortgage Loans in the Fixed Rate Group (by applicable Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the states of California and Florida respectively.

     The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 100% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 73.38%. The maximum and average current balances as of the applicable Cut-off Date were approximately $771,813.13 and $66,382.97, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at the time of origination of the related Mortgage Loans was approximately $108,440.95.

     The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") in the Fixed Rate Group as of the applicable Cut-off Date ranged from approximately 6.50% per annum to 19.49% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 10.01% per annum.

     The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 309 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 310 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was less than one month.

     Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, approximately 98.61% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 1.39% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.


ADJUSTABLE RATE GROUP

     The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $259,999,500.06. Approximately 90.54%, 5.16% and 4.30% of the related Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance) were single family residences, two- to four-family residences and units in condominium developments, respectively, and no more than 0.46% of the Mortgage Loans in the Adjustable Rate Group (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single ZIP code. Approximately 16.11% and 12.00% of the Mortgage Loans in the Adjustable Rate Group (by applicable Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the states of California and Florida respectively.

     The original Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 90.68% and the original weighted average original Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 79.09%. The maximum and average current balances as of the applicable Cut-off Date were approximately $500,000.00 and $100,463.49, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Adjustable Rate Group at the time of origination of such Mortgage Loans was approximately $129,490.21.

     The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, two years, three years or five years after the related date of origination, adjust based on the six-month London Interbank Offered Rate based on quotations of major banks as published in The Wall Street Journal. The Mortgage Loans in the Adjustable Rate Group that have interest rates adjusted on the basis of the six-month London Interbank Offered Rate have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. Approximately 80.05% (by applicable Cut-off Date Principal Balance) of the Mortgage Loans included in the Adjustable Rate Group have initial Mortgage Interest Rates that will remain fixed for two years or more from the Cut-off Date before initial adjustment, approximately 0.58% (by applicable Cut-off Date Principal Balance) of the Mortgage Loans included in the Adjustable Rate Group have initial Mortgage Interest Rates that will remain fixed for three years or more from the applicable Cut-off Date before initial adjustment and approximately 0.07% (by applicable Cut-off Date Principal Balance) of the Mortgage Loans included in the Adjustable Rate Group have initial Mortgage Interest Rates that will remain fixed for five years from the applicable Cut-off Date before initial adjustment. The weighted average remaining period to the next interest rate adjustment date for the Mortgage Loans was approximately 20 months.

     Each Mortgage Loan in the Adjustable Rate Group that has its interest rate adjusted on the basis of the six-month London Interbank Offered Rate has a semi-annual rate adjustment cap of 0.50% to 2.00% above the then current interest rate for such Mortgage Loan. In addition, each Mortgage Loan in the Adjustable Rate Group that has an initial rate adjustment date that is approximately two years, three years or five years from its date of origination has or will have an initial rate adjustment cap of 1.00% to 3.00% above the related initial Mortgage Interest Rate. The Mortgage Loans in the Adjustable Rate Group have a weighted average initial periodic rate adjustment cap as of the Cut-off Date equal to approximately 2.51%.

     The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 9.58% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 5.85%. The gross margins for the Mortgage Loans in the Adjustable Rate Group ranged from approximately 0.59% to 11.50%. The interest rates borne by the Mortgage Loans in the Adjustable Rate Group ranged from approximately 5.33% per annum to approximately 15.12% per annum. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from 11.25% per annum to 21.54% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.23% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group after their respective first interest adjustment dates (the "Minimum Rates") ranged from 4.95% per annum to 15.12% per annum. The weighted average Minimum Rate was approximately 9.72% per annum.

     Mortgage Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years. The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 358 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was less than one month.

     None of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

                                FIXED RATE GROUP
                           TYPE OF MORTGAGED PROPERTY

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                  PROPERTY TYPE                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                  -------------                    --------------   -----------------   -----------------
Single Family Residence..........................      5,398         $356,381,373.98          91.38%
Condominium Unit.................................        181           11,434,328.94           2.93
Two-to-Four-Family Residence.....................        293           21,967,519.95           5.63
UNKNOWN..........................................          3              216,731.71           0.06
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======



                                FIXED RATE GROUP
                                OCCUPANCY STATUS

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                OCCUPANCY STATUS                   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                ----------------                   --------------   -----------------   -----------------
Owner Occupied/Primary Residence.................      5,747         $383,536,341.67          98.34%
Non-Owner Occupied/Investment....................        128            6,463,612.91           1.66
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======



                                FIXED RATE GROUP
                                PRIORITY OF LIEN

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                  LIEN PRIORITY                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                  -------------                    --------------   -----------------   -----------------
First Lien.......................................      5,259         $370,885,812.05          95.10%
Second Lien......................................        616           19,114,142.53           4.90
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                                FIXED RATE GROUP
                               AMORTIZATION METHOD

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
               AMORTIZATION METHOD                 MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
               -------------------                 --------------   -----------------   -----------------
Fully Amortizing.................................      5,798         $384,567,148.23          98.61%
Partially Amortizing/Balloon.....................         77            5,432,806.35           1.39
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======



                                FIXED RATE GROUP
                          COMBINED LOAN-TO-VALUE RATIO

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                RANGE OF COMBINED                    NUMBER OF          AGGREGATE           AGGREGATE
              LOAN-TO-VALUE RATIOS                 MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
              --------------------                 --------------   -----------------   -----------------
 0.001% to  5.000%...............................          1         $     25,000.00           0.01%
 5.001% to 10.000%...............................          9              138,183.13           0.04
10.001% to 15.000%...............................         18              388,225.83           0.10
15.001% to 20.000%...............................         32              939,180.91           0.24
20.001% to 25.000%...............................         61            2,053,421.09           0.53
25.001% to 30.000%...............................         65            2,147,098.97           0.55
30.001% to 35.000%...............................         94            3,751,763.09           0.96
35.001% to 40.000%...............................        121            5,353,283.84           1.37
40.001% to 45.000%...............................        121            5,572,081.91           1.43
45.001% to 50.000%...............................        203           10,569,468.33           2.71
50.001% to 55.000%...............................        205           11,497,880.88           2.95
55.001% to 60.000%...............................        298           14,440,310.10           3.70
60.001% to 65.000%...............................        654           36,807,001.44           9.44
65.001% to 70.000%...............................        630           37,784,885.57           9.69
70.001% to 75.000%...............................      1,064           63,291,121.36          16.23
75.001% to 80.000%...............................      1,177           90,834,558.50          23.29
80.001% to 85.000%...............................        404           33,804,966.69           8.67
85.001% to 90.000%...............................        715           70,461,077.94          18.07
90.001% to 95.000%...............................          3              140,445.00           0.04
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                                                          PERCENTAGE OF
                    RANGE OF                                          CUT-OFF DATE        CUT-OFF DATE
                ORIGINAL TERMS TO                    NUMBER OF          AGGREGATE           AGGREGATE
                MATURITY (MONTHS)                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                -----------------                  --------------   -----------------   -----------------
 49 to  60.......................................         63         $  1,632,352.90           0.42%
 61 to  72.......................................          9              265,716.25           0.07
 73 to  84.......................................         20              498,026.04           0.13
 85 to  96.......................................          8              351,928.58           0.09
 97 to 108.......................................          2               34,415.00           0.01
109 to 120.......................................        234            7,741,914.24           1.99
133 to 144.......................................          6              398,786.83           0.10
145 to 156.......................................          1               49,514.45           0.01
157 to 168.......................................          3              146,482.10           0.04
169 to 180.......................................      1,870           84,920,355.65          21.77
181 to 192.......................................         14              868,397.76           0.22
217 to 228.......................................          1               83,734.89           0.02
229 to 240.......................................        155            9,574,968.66           2.46
241 to 252.......................................          1              104,300.00           0.03
277 to 288.......................................          1               94,326.86           0.02
289 to 300.......................................         25            1,694,828.74           0.43
349 to 360.......................................      3,462          281,539,905.63          72.19
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======



                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY
                                    (BALLOON)

                                                                                           PERCENTAGE OF
                     RANGE OF                                          CUT-OFF DATE        CUT-OFF DATE
                ORIGINAL TERMS TO                     NUMBER OF          AGGREGATE           AGGREGATE
                MATURITY (MONTHS)                   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                -----------------                   --------------   -----------------   -----------------
 61 to  72........................................         2           $  127,222.91            2.34%
169 to 180........................................        61            4,437,185.68           81.67
181 to 192........................................        14              868,397.76           15.98
                                                          --           -------------          ------
          Total...................................        77           $5,432,806.35          100.00%
                                                          ==           =============          ======

                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                                          PERCENTAGE OF
                    RANGE OF                                          CUT-OFF DATE        CUT-OFF DATE
               REMAINING TERMS TO                    NUMBER OF          AGGREGATE           AGGREGATE
                MATURITY (MONTHS)                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
               ------------------                  --------------   -----------------   -----------------
 37 to  48.......................................          1         $     11,890.05           0.00%
 49 to  60.......................................         65            1,664,739.35           0.43
 61 to  72.......................................          8              244,893.34           0.06
 73 to  84.......................................         21              506,134.14           0.13
 85 to  96.......................................          9              391,976.09           0.10
 97 to 108.......................................          2               34,415.00           0.01
109 to 120.......................................        234            7,818,779.07           2.00
121 to 132.......................................          2               43,037.54           0.01
133 to 144.......................................          6              398,786.83           0.10
145 to 156.......................................          2               60,292.53           0.02
157 to 168.......................................          4              165,588.95           0.04
169 to 180.......................................      1,868           85,119,601.31          21.83
181 to 192.......................................          9              465,512.27           0.12
217 to 228.......................................          1               83,734.89           0.02
229 to 240.......................................        154            9,557,211.99           2.45
241 to 252.......................................          1              104,300.00           0.03
277 to 288.......................................          1               94,326.86           0.02
289 to 300.......................................         25            1,694,828.74           0.43
337 to 348.......................................          1               45,246.52           0.01
349 to 360.......................................      3,461          281,494,659.11          72.18
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                                FIXED RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                RANGE OF MORTGAGE                    NUMBER OF          AGGREGATE           AGGREGATE
                 INTEREST RATES                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                -----------------                  --------------   -----------------   -----------------
 6.001% to  6.500%...............................          2         $    605,545.63           0.16%
 6.501% to  7.000%...............................         10            3,280,336.69           0.84
 7.001% to  7.500%...............................         70            6,928,221.11           1.78
 7.501% to  8.000%...............................        227           23,390,030.13           6.00
 8.001% to  8.500%...............................        267           23,008,680.00           5.90
 8.501% to  9.000%...............................        765           59,827,335.62          15.34
 9.001% to  9.500%...............................        632           50,558,956.37          12.96
 9.501% to 10.000%...............................        773           56,907,705.51          14.59
10.001% to 10.500%...............................        748           45,211,310.88          11.59
10.501% to 11.000%...............................        660           40,119,411.05          10.29
11.001% to 11.500%...............................        420           22,959,432.50           5.89
11.501% to 12.000%...............................        418           20,016,591.95           5.13
12.001% to 12.500%...............................        243            9,943,083.08           2.55
12.501% to 13.000%...............................        200            8,668,469.21           2.22
13.001% to 13.500%...............................        122            4,514,657.77           1.16
13.501% to 14.000%...............................        104            4,928,352.42           1.26
14.001% to 14.500%...............................         70            2,926,840.39           0.75
14.501% to 15.000%...............................         77            3,701,639.14           0.95
15.001% to 15.500%...............................         41            1,608,858.39           0.41
15.501% to 16.000%...............................         14              461,953.20           0.12
16.001% to 16.500%...............................          2               71,299.26           0.02
16.501% to 17.000%...............................          2               69,386.31           0.02
17.001% to 17.500%...............................          3              136,333.51           0.03
17.501% to 18.000%...............................          4              139,427.50           0.04
19.001% to 19.500%...............................          1               16,096.96           0.00
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                                FIXED RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
              RANGE OF CUT-OFF DATE                  NUMBER OF          AGGREGATE           AGGREGATE
               PRINCIPAL BALANCES                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
              ---------------------                --------------   -----------------   -----------------
$      0.01 to  25,000.00........................        791         $ 14,827,952.46           3.80%
$ 25,000.01 to  50,000.00........................      2,021           76,415,041.12          19.59
$ 50,000.01 to  75,000.00........................      1,328           82,493,214.81          21.15
$ 75,000.01 to 100,000.00........................        766           66,550,434.72          17.06
$100,000.01 to 150,000.00........................        610           72,987,366.57          18.71
$150,000.01 to 200,000.00........................        206           35,333,157.15           9.06
$200,000.01 to 250,000.00........................         75           16,736,888.12           4.29
$250,000.01 to 300,000.00........................         44           12,099,733.13           3.10
$300,000.01 to 350,000.00........................         21            6,934,465.98           1.78
$350,000.01 to 400,000.00........................          9            3,435,962.92           0.88
$400,000.01 to 500,000.00........................          3            1,413,924.47           0.36
$700,000.01 to 800,000.00........................          1              771,813.13           0.20
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======


                                FIXED RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                   ORIGINATOR                      MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   ----------                      --------------   -----------------   -----------------
Affiliated:
  Retail.........................................      3,423         $195,963,459.83          50.25%
  Broker Network.................................      1,863          139,636,198.52          35.80
Unaffiliated.....................................        589           54,400,296.23          13.95
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                                FIXED RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                      STATE                        MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      -----                        --------------   -----------------   -----------------
Alaska...........................................          1         $    127,435.28           0.03%
Arizona..........................................        163           10,675,608.70           2.74
Arkansas.........................................          7              359,771.03           0.09
California.......................................        741           73,571,612.41          18.86
Colorado.........................................        132           10,195,208.16           2.61
Connecticut......................................         41            2,888,965.35           0.74
Delaware.........................................          4              283,786.92           0.07
District of Columbia.............................         18            1,211,504.42           0.31
Florida..........................................        700           47,110,289.27          12.08
Georgia..........................................        136            8,823,551.15           2.26
Hawaii...........................................         64           12,207,290.04           3.13
Idaho............................................          1               47,991.26           0.01
Illinois.........................................        224           11,612,029.37           2.98
Indiana..........................................        143            6,873,757.83           1.76
Iowa.............................................         51            3,147,485.32           0.81
Kansas...........................................         46            1,945,334.35           0.50
Kentucky.........................................         44            2,016,364.49           0.52
Louisiana........................................        136            6,354,813.97           1.63
Maryland.........................................         78            5,007,761.60           1.28
Massachusetts....................................         79            6,359,266.35           1.63
Michigan.........................................        281           12,763,084.67           3.27
Minnesota........................................         66            4,366,295.51           1.12
Mississippi......................................         39            1,713,054.88           0.44
Missouri.........................................        169            7,648,059.87           1.96
Montana..........................................          1              109,200.00           0.03
Nebraska.........................................         18            1,136,690.70           0.29
Nevada...........................................         57            4,490,675.75           1.15
New Jersey.......................................        123            8,203,982.64           2.10
New Mexico.......................................         13              874,968.76           0.22
New York.........................................        296           22,594,762.07           5.79
North Carolina...................................        118            7,280,082.54           1.87
North Dakota.....................................          1               45,505.39           0.01
Ohio.............................................        285           15,426,189.72           3.96
Oklahoma.........................................         71            3,136,169.26           0.80
Oregon...........................................        109            8,778,243.77           2.25
Pennsylvania.....................................        247           10,876,608.66           2.79
Rhode Island.....................................         22            1,201,711.56           0.31
South Carolina...................................         62            2,927,872.03           0.75
South Dakota.....................................          2               62,050.00           0.02
Tennessee........................................        146            8,973,625.82           2.30
Texas............................................        679           38,898,542.34           9.97
Utah.............................................         39            2,509,237.13           0.64
Virginia.........................................         74            4,967,411.99           1.27
Washington.......................................        103            7,632,755.29           1.96
West Virginia....................................          5              230,533.93           0.06
Wisconsin........................................         39            2,207,013.03           0.57
Wyoming..........................................          1              125,800.00           0.03
                                                       -----         ---------------         ------
          Total..................................      5,875         $389,999,954.58         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                           TYPE OF MORTGAGED PROPERTY

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                  PROPERTY TYPE                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                  -------------                    --------------   -----------------   -----------------
Single Family Residence..........................      2,328         $235,408,914.20          90.54%
Condominium Unit.................................        139           11,179,814.20           4.30
Two-to-Four-Family Residence.....................        121           13,410,771.66           5.16
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======



                              ADJUSTABLE RATE GROUP
                                OCCUPANCY STATUS

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                OCCUPANCY STATUS                   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                ----------------                   --------------   -----------------   -----------------
Owner Occupied/Primary Residence.................      2,528         $255,353,275.32          98.21%
Non-Owner Occupied/Investment....................         60            4,646,224.74           1.79
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                          COMBINED LOAN-TO-VALUE RATIO

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                RANGE OF COMBINED                    NUMBER OF          AGGREGATE           AGGREGATE
              LOAN-TO-VALUE RATIOS                 MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
              --------------------                 --------------   -----------------   -----------------
20.001% to 25.000%...............................          2         $     59,000.00           0.02%
25.001% to 30.000%...............................          3              206,281.35           0.08
30.001% to 35.000%...............................          5              415,882.40           0.16
35.001% to 40.000%...............................         13              596,820.80           0.23
40.001% to 45.000%...............................         17            1,261,229.54           0.49
45.001% to 50.000%...............................         19            1,053,756.52           0.41
50.001% to 55.000%...............................         30            1,741,270.71           0.67
55.001% to 60.000%...............................         70            4,222,209.72           1.62
60.001% to 65.000%...............................        237           19,596,540.98           7.54
65.001% to 70.000%...............................        195           16,195,823.56           6.23
70.001% to 75.000%...............................        429           39,299,400.02          15.12
75.001% to 80.000%...............................        718           78,269,820.63          30.10
80.001% to 85.000%...............................        269           28,904,875.71          11.12
85.001% to 90.000%...............................        579           67,953,883.12          26.14
90.001% to 95.000%...............................          2              222,705.00           0.09
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======



                              ADJUSTABLE RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                                                          PERCENTAGE OF
                    RANGE OF                                          CUT-OFF DATE        CUT-OFF DATE
                ORIGINAL TERMS TO                    NUMBER OF          AGGREGATE           AGGREGATE
                MATURITY (MONTHS)                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                -----------------                  --------------   -----------------   -----------------
  169 to 180.....................................         48         $  3,357,622.24           1.29%
  349 to 360.....................................      2,540          256,641,877.82          98.71
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                                          PERCENTAGE OF
                    RANGE OF                                          CUT-OFF DATE        CUT-OFF DATE
               REMAINING TERMS TO                    NUMBER OF          AGGREGATE           AGGREGATE
                MATURITY (MONTHS)                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
               ------------------                  --------------   -----------------   -----------------
  169 to 180.....................................         48         $  3,357,622.24           1.29%
  337 to 348.....................................          2              403,889.59           0.16
  349 to 360.....................................      2,538          256,237,988.23          98.55
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======



                              ADJUSTABLE RATE GROUP
                        RANGE OF MORTGAGE INTEREST RATES

                                                                                         PERCENTAGE OF
                                                                    CUT-OFF DATE         CUT-OFF DATE
               RANGE OF MORTGAGE                   NUMBER OF          AGGREGATE            AGGREGATE
                INTEREST RATES                   MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
               -----------------                 --------------   -----------------    ------------------
 5.001% to  5.500%.............................          1         $     97,885.28            0.04%
 5.501% to  6.000%.............................          4              449,950.00            0.17
 6.001% to  6.500%.............................          2              226,800.00            0.09
 6.501% to  7.000%.............................         25            3,251,777.17            1.25
 7.001% to  7.500%.............................         60            7,361,281.56            2.83
 7.501% to  8.000%.............................        141           18,440,433.58            7.09
 8.001% to  8.500%.............................        206           26,708,115.22           10.27
 8.501% to  9.000%.............................        356           41,366,617.81           15.91
 9.001% to  9.500%.............................        341           37,955,841.82           14.60
 9.501% to 10.000%.............................        443           43,452,298.67           16.71
10.001% to 10.500%.............................        311           29,285,762.63           11.26
10.501% to 11.000%.............................        281           21,977,922.77            8.45
11.001% to 11.500%.............................        126            9,525,664.06            3.66
11.501% to 12.000%.............................         87            6,843,560.99            2.63
12.001% to 12.500%.............................         43            3,171,258.54            1.22
12.501% to 13.000%.............................         58            3,673,501.91            1.41
13.001% to 13.500%.............................         43            2,655,019.48            1.02
13.501% to 14.000%.............................         41            2,400,974.02            0.92
14.001% to 14.500%.............................         17            1,019,999.63            0.39
14.501% to 15.000%.............................          1               27,600.00            0.01
15.001% to 15.500%.............................          1              107,234.92            0.04
                                                     -----         ---------------          ------
          Total................................      2,588         $259,999,500.06          100.00%
                                                     =====         ===============          ======

                              ADJUSTABLE RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
              RANGE OF CUT-OFF DATE                  NUMBER OF          AGGREGATE           AGGREGATE
               PRINCIPAL BALANCES                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
              ---------------------                --------------   -----------------   -----------------
$      0.01 to  25,000.00........................         44         $    983,860.53           0.38%
$ 25,000.01 to  50,000.00........................        462           18,228,813.62           7.01
$ 50,000.01 to  75,000.00........................        582           36,336,471.02          13.98
$ 75,000.01 to 100,000.00........................        525           45,887,764.37          17.65
$100,000.01 to 150,000.00........................        569           69,017,006.19          26.55
$150,000.01 to 200,000.00........................        202           34,855,635.28          13.41
$200,000.01 to 250,000.00........................        105           23,411,662.15           9.00
$250,000.01 to 300,000.00........................         46           12,615,748.72           4.85
$300,000.01 to 350,000.00........................         37           12,060,467.31           4.64
$350,000.01 to 400,000.00........................         10            3,795,592.94           1.46
$400,000.01 to 500,000.00........................          6            2,806,477.93           1.08
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======



                              ADJUSTABLE RATE GROUP
                             RANGE OF GROSS MARGINS

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
             RANGE OF GROSS MARGINS                MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
             ----------------------                --------------   -----------------   -----------------
 0.501% to  1.000%...............................          1         $    125,910.00           0.05%
 2.001% to  2.500%...............................          1              114,000.00           0.04
 2.501% to  3.000%...............................          4              334,900.00           0.13
 3.001% to  3.500%...............................         18            2,480,373.82           0.95
 3.501% to  4.000%...............................         19            2,064,238.74           0.79
 4.001% to  4.500%...............................         39            4,869,043.62           1.87
 4.501% to  5.000%...............................        619           65,911,193.29          25.35
 5.001% to  5.500%...............................        461           49,681,246.39          19.11
 5.501% to  6.000%...............................        581           50,993,391.12          19.61
 6.001% to  6.500%...............................        163           21,330,684.94           8.20
 6.501% to  7.000%...............................        439           37,437,204.36          14.40
 7.001% to  7.500%...............................        112           12,399,411.03           4.77
 7.501% to  8.000%...............................         52            4,576,070.21           1.76
 8.001% to  8.500%...............................         32            2,979,809.53           1.15
 8.501% to  9.000%...............................         16            1,619,045.19           0.62
 9.001% to  9.500%...............................         12            1,179,604.09           0.45
 9.501% to 10.000%...............................         12            1,232,272.39           0.47
10.001% to 10.500%...............................          4              488,766.77           0.19
10.501% to 11.000%...............................          2              137,334.57           0.05
11.001% to 11.500%...............................          1               45,000.00           0.02
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                RANGE OF MAXIMUM                     NUMBER OF          AGGREGATE           AGGREGATE
                 MORTGAGE RATES                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                ----------------                   --------------   -----------------   -----------------
11.001% to 11.500%...............................          1         $    128,000.00           0.05%
11.501% to 12.000%...............................          2              197,700.00           0.08
12.001% to 12.500%...............................          2              227,685.28           0.09
12.501% to 13.000%...............................         16            1,656,778.94           0.64
13.001% to 13.500%...............................         22            2,889,257.33           1.11
13.501% to 14.000%...............................         44            6,594,304.65           2.54
14.001% to 14.500%...............................        112           14,671,007.94           5.64
14.501% to 15.000%...............................        221           28,147,221.67          10.83
15.001% to 15.500%...............................        277           36,127,307.80          13.90
15.501% to 16.000%...............................        360           40,583,694.99          15.61
16.001% to 16.500%...............................        281           28,321,387.68          10.89
16.501% to 17.000%...............................        363           32,379,981.52          12.45
17.001% to 17.500%...............................        267           23,727,688.71           9.13
17.501% to 18.000%...............................        253           19,162,153.50           7.37
18.001% to 18.500%...............................        113            9,000,220.39           3.46
18.501% to 19.000%...............................         81            5,975,998.32           2.30
19.001% to 19.500%...............................         39            2,548,150.58           0.98
19.501% to 20.000%...............................         47            2,779,400.66           1.07
20.001% to 20.500%...............................         40            2,378,871.10           0.91
20.501% to 21.000%...............................         33            1,751,536.09           0.67
21.001% to 21.500%...............................         13              723,552.91           0.28
21.501% to 22.000%...............................          1               27,600.00           0.01
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                RANGE OF MINIMUM                     NUMBER OF          AGGREGATE           AGGREGATE
                 MORTGAGE RATES                    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                ----------------                   --------------   -----------------   -----------------
 4.501% to  5.000%...............................          1         $     51,040.00           0.02%
 5.001% to  5.500%...............................          3              256,694.49           0.10
 5.501% to  6.000%...............................          3              374,345.45           0.14
 6.001% to  6.500%...............................          2              203,613.36           0.08
 6.501% to  7.000%...............................         13            2,027,614.46           0.78
 7.001% to  7.500%...............................         42            5,081,215.98           1.95
 7.501% to  8.000%...............................        125           16,318,214.58           6.28
 8.001% to  8.500%...............................        171           22,055,585.03           8.48
 8.501% to  9.000%...............................        349           40,737,525.03          15.67
 9.001% to  9.500%...............................        337           37,110,409.26          14.27
 9.501% to 10.000%...............................        444           43,207,289.88          16.62
10.001% to 10.500%...............................        344           33,069,832.70          12.72
10.501% to 11.000%...............................        302           24,560,564.29           9.45
11.001% to 11.500%...............................        144           12,398,395.54           4.77
11.501% to 12.000%...............................         92            8,006,728.85           3.08
12.001% to 12.500%...............................         47            3,889,451.80           1.50
12.501% to 13.000%...............................         62            4,162,979.15           1.60
13.001% to 13.500%...............................         45            2,836,004.82           1.09
13.501% to 14.000%...............................         42            2,437,974.02           0.94
14.001% to 14.500%...............................         17            1,019,999.63           0.39
14.501% to 15.000%...............................          2               86,786.82           0.03
15.001% to 15.500%...............................          1              107,234.92           0.04
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======



                              ADJUSTABLE RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                   ORIGINATOR                      MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   ----------                      --------------   -----------------   -----------------
Affiliated:
  Retail.........................................        173         $ 21,126,181.15           8.13%
  Broker Network.................................      1,777          162,029,094.48          62.32
Unaffiliated.....................................        638           76,844,224.43          29.56
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

                              ADJUSTABLE RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                          PERCENTAGE OF
                                                                      CUT-OFF DATE        CUT-OFF DATE
                                                     NUMBER OF          AGGREGATE           AGGREGATE
                      STATE                        MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      -----                        --------------   -----------------   -----------------
Arizona..........................................        106         $ 10,965,806.29           4.22%
California.......................................        262           41,888,731.19          16.11
Colorado.........................................        108           10,667,901.19           4.10
Connecticut......................................         43            3,878,904.65           1.49
District of Columbia.............................         10            1,056,331.05           0.41
Florida..........................................        334           31,190,140.39          12.00
Georgia..........................................         55            5,103,232.95           1.96
Hawaii...........................................         22            4,232,500.87           1.63
Idaho............................................          5              654,686.23           0.25
Illinois.........................................         82            8,725,390.54           3.36
Indiana..........................................         95            6,586,050.40           2.53
Iowa.............................................         13              662,316.69           0.25
Kansas...........................................         19            1,371,119.36           0.53
Kentucky.........................................         51            2,844,868.15           1.09
Louisiana........................................         61            4,531.391.53           1.74
Maryland.........................................         33            3,473,985.05           1.34
Massachusetts....................................          8            1,002,664.30           0.39
Michigan.........................................         68            4,449,345.71           1.71
Minnesota........................................         70            5,708,651.77           2.20
Mississippi......................................         12              871,523.04           0.34
Missouri.........................................         49            3,137,092.22           1.21
Montana..........................................          4              509,558.25           0.20
Nebraska.........................................         37            2,830,200.52           1.09
Nevada...........................................         31            4,162,100.45           1.60
New Jersey.......................................         58            7,367,385.23           2.83
New Mexico.......................................         26            2,162,753.75           0.83
New York.........................................         53            8,273,717.20           3.18
North Carolina...................................         82            5,542,266.46           2.13
Ohio.............................................        187           13,401,694.85           5.15
Oklahoma.........................................          1               27,929.20           0.01
Oregon...........................................         91           10,523,395.53           4.05
Pennsylvania.....................................         65            4,964,019.99           1.91
Rhode Island.....................................          7              501,918.15           0.19
South Carolina...................................         59            4,060,530.18           1.56
Tennessee........................................         37            3,390,152.16           1.30
Texas............................................         95            9,679,678.15           3.72
Utah.............................................         82            9,981,659.93           3.84
Virginia.........................................         17            1,948,123.74           0.75
Washington.......................................        113           14,792,223.79           5.69
Wisconsin........................................         35            2,726,408.96           1.05
Wyoming..........................................          2              151,150.00           0.06
                                                       -----         ---------------         ------
          Total..................................      2,588         $259,999,500.06         100.00%
                                                       =====         ===============         ======

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

     1.1 Underwriting Agreement, dated September 18, 1998, between Aames Capital Corporation and NationsBanc Montgomery Securities LLC, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

     1.2 Pricing Agreement, dated September 18, 1998, between Aames Capital Corporation and NationsBanc Montgomery Securities LLC, as Representative of the several Underwriters named in Schedule I thereto.

     4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between Aames Capital Corporation, as Sponsor and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

     4.2  Certificate Insurance Policy issued by MBIA Insurance Corporation.

     10.3 Subsequent Transfer Agreement, dated as of September 28, 1998, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AAMES CAPITAL CORPORATION


                                        By: /s/ Joseph Magnus
                                           -------------------------------------
                                                Joseph Magnus
                                                Executive Vice President



     Dated: October 27, 1998

                                  EXHIBIT INDEX


Exhibit
  No.     Description of Exhibit
-------   ----------------------
  1.1     Underwriting Agreement, dated September 18, 1998, between Aames
          Capital Corporation and NationsBanc Montgomery Securities LLC, as
          Representative of the several Underwriters named in Schedule I to the
          Pricing Agreement.

  1.2     Pricing Agreement, dated September 18, 1998, between Aames Capital
          Corporation and NationsBanc Montgomery Securities LLC, as
          Representative of the several Underwriters named in Schedule I thereto.

  4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, between Aames Capital Corporation, as Sponsor and Servicer, and
          Bankers Trust Company of California, N.A., as Trustee.

  4.2     Certificate Insurance Policy issued by MBIA Insurance Corporation.

 10.1     Subsequent Transfer Agreement, dated as of September 28, 1998, between
          Aames Capital Corporation, as Seller, and Bankers Trust Company of
          California, N.A., as Trustee.